Q3 2021 Financial Results October 25, 2021 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results operations, liquidity and capital resources; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021, and September 30, 2021 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 18 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 17. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

ARI YTD 9/30/2021 Highlights See footnotes on page 18 Strong Distributable Earnings1,a $1.15 Distributable Earnings1 per Diluted Share of Common Stock Durable Balance Sheet $1.7 Billion of Unencumbered Loan Assets3 Robust Originations Activity $1.5 Billion New Mortgage Commitments Closed Well-Covered Dividend 1.1x Coverage Ratio for Dividend per Share of Common Stock2 Amount reflects Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap

Originations Summary Results See footnotes on page 18 Amount reflects Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Excludes loans on non-accrual Financial Results Loan Portfolio Net interest income of $60.7 million Net income available to common stockholders of $57.3 million, or $0.38 per diluted share of common stock Distributable Earnings1,a of $49.2 million, or $0.35 per diluted share of common stock Declared a common stock dividend of $0.35 per share for Q3 2021, resulting in a 9.0% dividend yield4 Received $795 million of full repayments year-to-date; $339 million in Q3 Total loan portfolio of $7.3 billion with w/a unlevered all-in yield6,b of 5.2% 88% first mortgages 97% floating rate 89% of US floating-rate loans have in-the-money LIBOR floors with a w/a of 1.20%c $1.7 billion3 of unencumbered loan assets Committed $1.5 billion year-to-date; $180 million ($141 million funded at close) to a new first mortgage loan during the quarter Gross add-on fundings of $377 million5 year-to-date; $113 million5 in Q3 Increased our secured credit facility with J.P. Morgan Chase to $1.5 billion and extended the facility maturity to September 2024 Ended quarter with $593 million of total liquidity, comprised of $243 million in cash on hand and $350 million of approved and undrawn credit capacity Capitalization

Key Highlights $180 million $1.5 billion Commitments to New Mortgage Loans Portfolio Activity Q3 Portfolio Activity 8 ($ in mm) Includes benefit of forward points on currency hedges related to loans denominated in currencies other than USD; Weighted Average Unlevered All-in Yield is based on the applicable benchmark rates as of period and includes accrual of origination, and extension. Represents As-is loan-to-cost based on fully funded principal See footnotes on page 18 YTD’21 Portfolio Activity 8 Q3’21 YTD’21 100% 100% Floating Rate Mortgages 4.3% 5.5% Weighted Average Unlevered All-in Yielda 65% 65% Weighted Average Loan-to-Value 7 7 b 10 10

Book Value per Share9 Roll Forward Quarterly Book Value per Share9 Book Value per Share See footnotes on page 18 10

Capital Structure Overview See footnotes on page 18 ($ in mm) Secured Debt Obligationsa Common Equity Book Valueb Convertible Notes Preferred Stock $3,451 (45%) $575 (8%) $169 (2%) Prudent Management of ARI’s Balance Sheet Results in Low Leverage and Diverse Capital Sources Capital Structure Composition Conservative Capital Management Strategy Six Secured Debt Counterparties and One Private Securitization ~68% Weighted Average Available Advance Ratec Across Secured Debt Obligations Borrowings denominated in USD, GBP, EUR, and SEK to reduce currency risk 2.2x Debt to Equity Ratio11 2.2x Fixed Charge Coverage12 $1.7 Billion of Unencumbered Loan Assets3 Weighted average rates: USD L+1.97%; GBP L+2.04%; EUR L+1.41%; SEK L+1.50% Reflects book value per share (excluding General CECL Allowance and depreciation) of $15.54 multiplied by shares of common stock outstanding Based on maximum available advance rates across secured debt counterparties $2,174 (28%) $1,287 (17%) $800 million of term leverage added during 2021 Senior Notes $500 (7%) Term Loan B $787 (10%)

Loan Portfolio Overview See footnotes on page 18 Diversified Loan Portfolio Secured by Predominately Institutional Properties in Global Gateway Cities Collateral Diversification Loan Position W/A Unlevered All-in Yield on Loan Portfolio6,7,a 5.2% W/A Remaining Fully-Extended Term7,13,16 2.7 Years W/A Portfolio Risk Rating7,13 3.1 Number of Loans7 66 Carrying Value7 ~$7.3 billion W/A Portfolio Loan-to-Value7,13,b 63% 14 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other property types include: Parking Garages (4%), Caravan Parks (3%), Multifamily (3%), Mixed Use (3%), Multifamily Development (2%), Retail Center (1%), and Urban Predevelopment (2%) c 7 7

Loan Portfolio Overview (cont’d) See footnotes on page 18 ($ in mm) a 7,10,15, New York City 30% West 7% Midwest 7 10% Southeast 10% Southwest 2% Northeast 2% Geographic Diversity Note: Map does not show locations where percentages are 1% or lower Italy 2% United Kingdom 21% Spain 4% Germany 7% 8 Other geographies include Southwest (2%), Northeast (2%), Mid-Atlantic (2%), and Other International (<1%) Other property types include: Parking Garages (4%), Caravan Parks (3%), Multifamily (3%), Mixed Use (3%), Multifamily Development (2%), Retail Center (1%), and Urban Predevelopment (2%) Sweden 4% 7,b 7 7

Q3 Business Update Summary of Repayments and Sales $339 million of full loan repayments: $198 million repayment of a floating-rate first mortgage secured by an office property located in Manhattan $89 milliona repayment of a floating-rate first mortgage secured by 29 logistics distribution centers and 23 supermarket assets located across the U.K. $52 million repayment of a floating-rate first mortgage secured by an urban predevelopment property in Los Angeles $130 million in partial loan repayments from a combination of condo sale proceeds and deleveraging Portfolio Committed $180 million ($141 million funded) of a floating-rate first mortgage secured by a portfolio of select-service hotels located across the U.S. Completed $1135 million of gross add-on fundings during the quarter ($92 million net of secured credit facility advances) Subsequent Events Committed $310 milliona ($262 milliona funded) related to two floating-rate first mortgages secured by properties located in Italy and the U.K. and $31 million (all of which was funded at closing) for a subordinate loan secured by a property located in Boston, MA Received $138 million in full repayments related to a floating-rate first mortgage secured by an office property located in Culver City, CA ~$1.3 billionb of deals in closing with ~$0.9 billionb expected to fund in Q4 Conversion to USD on date of commitment, funding and/or repayment Conversion to USD as of October 22, 2021 for foreign loans See footnotes on page 18

See footnotes on page 18 Senior Loan Portfolio Overview (Page 1 of 2) ($ in mm) 13, 16 Includes £20.0 million ($26.9 million converted to USD) subordinate participating interest a

See footnotes on page 18 Senior Loan Portfolio Overview (Page 2 of 2) ($ in mm) 17 17 17 8 13, 16 Includes portfolio of office, industrial, and retail property types a

Subordinate Loan14 Portfolio Overview Loans are secured by the same property. Previously disclosed as one loan. Loan classified as held for sale Loan and single-asset, single-borrower CMBS are secured by the same properties. In the form of a single-asset, single-borrower CMBS See footnotes on page 18 d, e a e d a, b ($ in mm) a, b 7,10,15 13, 16 7,10 c 7,15

Loan Maturities and Future Fundings Profile See footnotes on page 18 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity7,16,18,19 ($ in mm) Note: Assumes future financing, in certain cases, against mortgages that are not currently financed Net of expected secured credit facility advances a a

Appendix

(in thousands - except share data) September 30, 2021 December 31, 2020 f Assets: Cash and cash equivalents $243,414 $325,498 Commercial mortgage loans, net a,b 6,397,772 5,451,084 Subordinate loans and other lending assets, net b 817,759 1,045,893 Real estate owned, net (Net of $1,548 accumulated depreciation in 2021) 152,817 — Other assets 54,510 74,640 Subordinate loans, held for sale 41,773 — Derivative assets, net 9,787 — Real estate owned, held for sale, net — 42,905 Total Assets $7,717,832 $6,940,020 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $11,556 and $12,993 in 2021 and 2020, respectively) $3,439,302 $3,436,672 Senior secured term loans, net (net of deferred financing costs of $9,466 and $7,130 in 2021 and 2020, respectively) 773,397 483,465 Senior secured notes, net (net of deferred financing costs of $6,107 and $0 in 2021 and 2020, respectively) 493,893 — Convertible senior notes, net 568,874 565,654 Accounts payable, accrued expenses and other liabilities c 99,393 74,887 Participations sold 26,948 34,974 Debt related to real estate owned, held for sale — 33,000 Derivative liabilities, net — 31,241 Payable to related party 9,583 9,598 Total Liabilities $5,411,390 $4,669,491 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B, 0 and 6,770,393 shares issued and outstanding ($0 and $169,260 liquidation preference), respectively, and Series B-1, 6,770,393 and 0 shares issued and outstanding ($169,260 and $0 liquidation preference), respectively $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 139,894,060 and 139,295,867 shares issued and outstanding in 2021 and 2020, respectively 1,399 1,393 Additional paid-in-capital 2,716,617 2,707,792 Accumulated deficit (411,642) (438,724) Total Stockholders’ Equity $2,306,442 $2,270,529 Total Liabilities and Stockholders’ Equity $7,717,832 $6,940,020 Consolidated Balance Sheets a) Includes $5,593,505 and $5,418,999 pledged as collateral under secured debt arrangements in 2021 and 2020, respectively b) Net of $177,684 and $213,102 CECL Allowances in 2021 and 2020, respectively, comprised of $145,000 and $175,000 Specific CECL allowance and $32,684 and $38,102 General CECL Allowance, respectively. c) Includes $2,193 and $3,365 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2021 and 2020, respectively

(in thousands - except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Net interest income: Interest income from commercial mortgage loans $84,304 $74,522 $242,107 $232,018 Interest income from subordinate loans and other lending assets 18,836 28,857 82,070 95,491 Interest expense (42,391) (34,824) (117,792) (113,527) Net interest income $60,749 $68,555 $206,385 $213,982 Revenue from real estate owned operations $5,896 — $7,270 — Total net revenue $66,645 $68,555 $213,655 $213,982 Operating expenses: General and administrative expenses (includes equity based compensation of $4,405 and $13,149 in 2021 and $4,212 and $12,727 in 2020, respectively) (6,561) (6,624) (20,235) (19,580) Management fees to related party (9,583) (9,927) (28,387) (30,152) Operating expenses related to real estate owned (6,914) — (8,908) — Depreciation and amortization on real estate owned (1,096) — (1,548) — Total operating expenses ($24,154 ) ($16,551 ) ($59,078 ) ($49,732 ) Other income 3,676 128 3,785 1,479 Realized loss on investments — (1,037) (20,000) (17,442) Reversal of (provision for) loan losses, net a 5,766 6,342 36,590 (151,954) Realized losses and impairments on real estate owned — — (550) — Foreign currency translation gain (loss) (24,413) 27,002 (27,808) (8,388) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of $32,376 and $40,857 in 2021 and $(35,076) and $18,356 in 2020, respectively) 32,947 (34,537) 39,653 32,959 Gain (loss) on interest rate hedging instruments (75) (564) 171 (39,207) Net income (loss) $60,392 $49,338 $186,418 ($18,303 ) Preferred dividends (3,126) (3,385) (9,896) (10,155) Net income (loss) available to common stockholders $57,266 $45,953 $176,522 ($28,458 ) Net income (loss) per basic share of common stock $0.40 $0.31 $1.24 ($0.20 ) Net income (loss) per diluted share of common stock $0.38 $0.31 $1.18 ($0.20 ) Basic weighted-average shares of common stock outstanding 139,891,777 146,612,313 139,860,882 150,679,773 Diluted weighted-average shares of common stock outstanding 170,884,172 146,612,313 170,836,682 150,679,773 Dividend declared per share of common stock $0.35 $0.35 $1.05 $1.10 Consolidated Statements of Operations Comprised of $0, $30,000, $550 and $(139,950) Specific CECL Reversals (Allowance) for the three and nine months ended September 30, 2021 and 2020, respectively, and $5,766, $6,590, $5,792, and $(12,004) of General CECL Reversals (Allowance) for the three and nine months ended September 30, 2021 and 2020, respectively

(in thousands - except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, Distributable Earnings1: 2021 2020 2021 2020 Net income (loss) available to common stockholders: $57,266 $45,953 $176,522 ($28,458 ) Adjustments: Equity-based compensation expense 4,405 4,212 13,149 12,726 Unrealized loss on interest rate swap — — — (14,470) (Gain) Loss on foreign currency forwards (32,947) 34,537 (39,653) (32,959) Foreign currency (gain) loss, net 24,413 (27,002) 27,808 8,388 Unrealized (gain) loss on interest rate cap 75 564 (171) (174) Realized gains (losses) relating to interest income on foreign currency hedges, net (219) (90) (1,558) 1,254 Realized gains relating to forward points on foreign currency hedges, net 63 244 75 3,733 Amortization of the convertible senior notes related to equity reclassification 824 777 2,436 2,296 Depreciation and amortization on real estate owned 1,096 — 1,548 — Provision for (reversal of) loan losses and impairments (5,766) (6,342) (36,590) 151,954 Realized losses and impairments on real estate owned and investments — — 20,550 — Total adjustments (8,056) 6,900 (12,406) 132,748 Distributable Earnings1, prior to realized losses and impairments on real estate owned, investments, and interest rate swap $49,210 $52,853 $164,116 $104,290 Realized losses and impairments on real estate owned and investments — 1,037 (20,550) 17,442 Realized loss on interest rate swap — — — 53,851 Distributable Earnings1 $49,210 $53,890 $143,566 $175,583 Weighted-average diluted shares – Distributable Earnings1 Weighted-average diluted shares – GAAP 170,884,172 146,612,313 170,836,682 150,679,773 Reversal of hypothetical conversion of the Notes (28,533,271) — (28,533,271) — Weighted-average unvested RSUs — 2,051,311 — 2,028,573 Weighted-average diluted shares – Distributable Earnings1 142,350,901 148,663,624 142,303,411 152,708,346 Distributable Earnings1, per share, prior to realized losses and impairments on real estate owned, investments, and interest rate swap $0.35 $0.36 $1.15 $1.18 Distributable Earnings1 per share of common stock $0.35 $0.36 $1.01 $0.68 Reconciliation of GAAP Net Income to Distributable Earnings1 See footnotes on page 18

Footnotes Distributable Earnings, formerly known as Operating Earnings, is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 17 for a reconciliation of GAAP net income to Distributable Earnings. Represents Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap per share to dividend per share for the nine months ended September 30, 2021. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 1.25:1. Unencumbered assets are comprised of unencumbered loan assets, cash and other assets. Reflects closing share price on October 22, 2021. Quarterly add-on fundings represent fundings on loans closed prior to the quarter. Year-to-date add-on fundings represent fundings on loans closed in prior years Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Includes a $41.8 million mixed use property located in the Midwest classified as held for sale Other includes transfer to real estate owned, changes in current expected credit loss allowance, foreign currency appreciations/depreciation, PIK interest, and the accretion of loan costs and fees. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Amounts and percentages may not foot due to rounding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. Based on loan amortized cost. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans. Gross of $32.7 million of General CECL Allowance. Assumes exercise of all extension options. Amortized cost for these loans is net of the recorded Specific CECL Allowances and impairments. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans.